MANAGED ACCOUNT SERIES
U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio

Supplement Dated December 14, 2007
to the Statement of Additional Information dated August 27, 2007

The following changes are made to the Statement of Additional Information of Managed Account Series.

Effective December 3, 2007, the information about the Funds Transfer Agent in the section entitled “OTHER SERVICE AGREEMENTS” on page II-38 is amended by replacing the first sentence with the following:

Transfer Agent Services. PFPC Inc. (the “Transfer Agent”), a subsidiary of PNC, acts as the Transfer Agent to each Portfolio pursuant to a Transfer Agency, Dividend Disbursing Agency, and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”).

Code # MAS-SAI-SUP-1207